Exhibit 99.2

Subject: New Record Date and Shareholder Meeting Date Set for Sale of OEM Business

Dear Colleagues,

We recently communicated the postponement of the record date and meeting date for receiving approval from RTI’s shareholders on the transaction for the sale of the OEM business, which was previously scheduled for March 31, 2020. Earlier today, we set the new shareholder meeting date, which is now scheduled to take place on May 13, 2020. This will also be the scheduled date for the annual shareholders’ meeting.

Shareholders of record as of the close of business on April 8, 2020, will be entitled to vote at the meeting to consider and vote on various proposals necessary to approve the previously announced transaction. The sale is still subject to certain customary closing conditions in addition to approval from our shareholders, and we still intend for the transaction to close in the first half of 2020.

We continue to make progress on ensuring both the Spine and OEM businesses are well-positioned for autonomy and future growth, and will have more information to share with you in the coming days on key topics for each company to maintain business continuity.

Thank you again for all you have done over to get us to this point in RTI’s transformation. We have much to look forward to in 2020.

Sincerely,

Camille

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within RTI Surgical Holdings, Inc.’s industry and numerous other factors and risks identified in RTI Surgical Holdings, Inc.’s Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (SEC). Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk that the Company may be unable to obtain stockholder approval for the proposed transaction or that the Company or Montagu may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (ii) the risk that a condition to the closing of the proposed transaction may not be satisfied; (iii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (iv) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (v) the timing to consummate the proposed transaction; (vi) the effect and timing of changes in laws or in governmental regulations; (vii) general worldwide economic conditions and related uncertainties; (viii) the impact of potential global health emergencies such as COVID-19 (coronavirus); and (ix) other risks described in our public filings with the SEC. Additional risks and uncertainties will be discussed in the proxy statement and other materials that the Company will file with the SEC in connection with the proposed transaction. There can be no assurance that the Sale will be completed, or if it is completed, that it will close within the anticipated time period. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.rtix.com, or by contacting the Company’s Investor Relations at (847) 530-0249.

Participants in Solicitation

RTI Surgical Holdings, Inc. and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning RTI Surgical Holdings, Inc.’s participants is set forth in the proxy statement, filed March 25, 2019, for RTI Surgical Holdings, Inc.’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.